STARBOARD INVESTMENT TRUST

QCI Balanced Fund

Supplement to the Prospectus and Summary Prospectus

August 1, 2016
This supplement to the Prospectus and Summary Prospectus, each dated January 28, 2016 for the QCI Balanced Fund (the "Fund"), a series of the Starboard Investment Trust (the "Trust"), updates the information described below.  For further information, please contact the Fund toll-free at 1-800-683-8529.  You may obtain additional copies of the Prospectus and Summary Prospectus, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.
This supplement is to update language in the Prospectus relative to the benchmark index of the Fund.

Prospectus and Summary Prospectus

On page 8, the table and accompanying footnotes titled "Average Annual Total Returns" under the section titled "Performance Information" are revised by adding a row at the bottom for the "Lipper Flexible Portfolio Funds Class Group," and adding an additional footnote as follows:

*In prior prospectuses, the Fund compared its performance against a blend of 55% S&P 500 Total Return Index, 40% Barclays G/C Intermediate Index, and 5% Bank of America 30 Day Treasury Bill. However, the Advisor believes the Lipper Flexible Portfolio Funds class grouping is a more appropriate and accurate index against which to compare the Fund's investment strategies than the aforementioned blend and, therefore, Lipper Flexible Portfolio Funds will replace the blend in future comparisons.  Lipper Flexible Portfolio Funds is a class grouping of funds that allocate investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return.

Investors Should Retain This Supplement for Future Reference